Exhibit 99

             Chemed Reports Second-Quarter 2006 Results;
        Diluted EPS from Continuing Operations of $.48, up 14%

    CINCINNATI--(BUSINESS WIRE)--July 25, 2006--Chemed Corporation (Chemed) (NYSE:CHE), which operates VITAS Healthcare Corporation (VITAS), the nation's largest provider of end-of-life care, and Roto-Rooter, the nation's largest commercial and residential plumbing and drain cleaning services provider, today reported financial results for its second quarter ended June 30, 2006, versus the comparable prior-year period, as follows:

    Consolidated operating results from Continuing Operations:

    --  Revenue increased 10% to $250 million

    --  Diluted EPS from Continuing Operations of $.48

    -- Adjusted diluted EPS from Continuing Operations, excluding certain items, of $.49

    VITAS segment operating results:

    -- Net Patient Revenue of $172 million, up 12%, including $2.3 million of Medicare Cap accrual

    --  Average Daily Census (ADC) of 10,904, up 10%

    --  Admissions of 13,069, an increase of 3.3%

    --  Average Length of Stay in the quarter was 68.0 days

    --  Net income of $11.4 million, up 7.5%

    --  Adjusted EBITDA of $20.4 million, an increase of 3.4%

    --  Adjusted EBITDA margin of 11.8%

    Roto-Rooter segment operating results:

    --  Revenue of $78 million, an increase of 7%

    --  Job count of 198,708, up 0.6%

    --  Net Income of $7.0 million, up 19.2%

    --  Adjusted EBITDA of $12.7 million, an increase of 13%

    --  Adjusted EBITDA margin of 16.4%

    In the second quarter of 2006, VITAS recorded a Medicare contractual billing adjustment (Medicare Cap). This accrual reduced revenues by $2.3 million and negatively impacted diluted EPS in the quarter by $0.05 per share.
    Medicare Cap affected two hospice programs in the second quarter of 2006. The Phoenix program, acquired in December 2004, recorded an estimated Medicare Cap billing limitation of $1.7 million. A second program, with an average daily census of approximately 250, recorded $600,000 of Medicare Cap.
    The Phoenix program is estimated to have a calendar year 2006 aggregate Medicare Cap liability ranging from $2.5 million to $4.0 million. The majority of VITAS' Phoenix patients are referred from assisted living facilities (ALF), which typically have longer lengths of stay. VITAS has been unable to generate a sustainable level of high acuity patients from other referral sources adequate to offset the ALF lengths of stay. The Company anticipates Phoenix will continue to have a Medicare Cap liability in 2007 ranging from $1.5 million to $3.0 million. This will make the Phoenix program breakeven to a modest loss in 2007.
    The other program with a second-quarter 2006 Medicare Cap accrual of $600,000 is not anticipated to require additional cap accrual in the second half of 2006. This forecast is based upon improving metrics from management's efforts to rebalance patient mix in the second half of the year. Including the Medicare Cap, this program is forecasted to generate $3.0 million in operating profit in 2006.
    A third hospice program is forecasted to reach a Medicare billing limitation in the third quarter of 2006. This third program, with an ADC of slightly less than 300, is estimated to have a Medicare billing limitation ranging from $1.0 million to $1.5 million for the full-year 2006, with the majority of this liability being incurred in the third quarter. Assuming the Medicare Cap accrual is at the high end of the range, this program is estimated to generate $2.5 million in operating profit in 2006.
    Historically, VITAS' operating model has been able to avoid any Medicare billing limitations. This had been achieved by admitting a significant number of high acuity patients, those patients in the later stage of their terminal illness. High acuity intakes are reflected in VITAS' overall median length of stay (MLOS), which is typically 13 days or less. MLOS means that half of all patients admitted to VITAS are discharged in 13 days or less of entering the program. This compares to the National Hospice and Palliative Care Organization's (NHPCO) industry MLOS estimate of 22 days.
    Typically, VITAS hospice programs with the lowest MLOS also have the highest percentage of cap cushion. VITAS defines cap cushion as the difference between the maximum Medicare billing potential based upon total admissions and the actual billings in a program.
    At the end of the second quarter of 2006, VITAS had 5 programs with an ADC greater than 450 and representing 42% of total ADC. All of these programs had an MLOS of 13 days or less.
    VITAS has 17 programs with ADC from 200 to 450. These programs represent 49% of total ADC. Three of these programs are forecasted to have Medicare Cap limitations in 2006 and were discussed earlier. Of the remaining 14 programs, 8 have an MLOS of 13 days or less and 5 programs have an MLOS between 13 and 18 days. One program has an MLOS of 26 days, an average length of stay of 75 days and an estimated full-year cap cushion of over 50% and is in the process of expanding its inpatient capacity.
    VITAS has 20 programs with an average daily census of less than 200 patients. Nine of these programs are start-ups and make up 1% of average daily census. The remaining 11 programs represent 8% of total average daily census and have median lengths of stay ranging from 7 to 20 days.
    In most of VITAS' base programs, the MLOS, average daily census, admissions and discharges are relatively stable and predictable quarter to quarter. However, programs experiencing exceptionally strong growth rates are inherently more volatile and will have significant fluctuations in these metrics. This volatility increases the potential for a sudden shift in metrics in any given quarter. A severe decline in admissions and/or discharges could result in the program having a less optimal patient mix and potentially have Medicare billing limitations. To the extent the program has a predictable level of high acuity patient admissions, the program's patient mix can be rebalanced and continue to contractually bill Medicare for 100% of services provided. From a business model perspective, hospice programs that are slightly above or below the Medicare Cap are essentially maximizing revenue, profitability and operating margin for that program.
    Given the industry trend to longer lengths of stay, it is highly probable that VITAS' hospice programs will continue to expand Medicare billings on a per patient basis. As this trend of revenue growth continues, certain hospice programs have greater potential of being in a Medicare contractual billing limitation situation. The Company believes its relatively low MLOS in its hospice programs provides a competitive advantage to minimize the financial impact of Medicare Cap as well as limit the duration of time the program remains in a Medicare Cap situation.

    VITAS

    VITAS generated net revenue growth of 12.0% over the prior-year period. Net income for the quarter was $11.4 million, an increase of 8% over the prior-year period. ADC increased 10% to 10,904 and admissions increased 3.3% to 13,069. Routine home care direct gross margins, before the reduction in revenue from contractual billing limitations, were 49.6%, up 20 basis points over the prior year and increased 210 basis points sequentially. Continuous care direct gross margins were 20.3%, an increase of 80 basis points when compared to the prior year and 200 basis points sequentially. Inpatient direct care margins were 21.0% in the quarter, which is 200 basis points below the prior-year period and 210 basis points below the first quarter of 2006. June 2006 occupancy was abnormally low, resulting in occupancy in the full quarter of 79.5%. VITAS targets occupancy rates to be at 80% or higher.
    Central support costs for VITAS, which are classified as selling, general and administrative expenses in the Consolidating Statement of Income, totaled $13.7 million, including $0.3 million in OIG investigation legal expenses. Excluding the OIG expense, central support costs increased 1.4% when compared to the prior-year quarter and increased 2.1% sequentially. Adjusted EBITDA was $20.4 million in the quarter, an increase of 3.4% over the prior year.
    VITAS' Average Length of Stay (ALOS) for patients discharged in the quarter was 68.0 days and our median length of stay was 13 days. This compares to an ALOS of 72.4 days in the first quarter of 2006 and
66.8 days in the second quarter of 2005.

    Roto-Rooter Segment

    Roto-Rooter's plumbing and drain cleaning business generated sales of $78 million for the second quarter of 2006, 6.9% higher than the $73 million reported in the comparable prior-year quarter. Net income for the quarter was $7.0 million, an increase of 19% over the prior year. Adjusted EBITDA in the second quarter of 2006 totaled $12.7 million, an increase of 12.5% over the second quarter of 2005 and an adjusted EBITDA margin of 16.4%, an increase of 80 basis points over the prior-year period.
    Job count in the second quarter of 2006 increased 0.6% over the prior-year period. Commercial plumbing job count increased 4.2% and commercial drain cleaning increased 1.6% over the prior-year quarter. Residential plumbing jobs decreased 1.3% and residential drain cleaning jobs expanded 0.1% when compared to the second quarter of 2005. Overall, commercial jobs increased 2.4% and residential jobs declined 0.3%. This is a favorable shift in job mix since a commercial job will typically average significantly more revenue than a residential job. Accordingly, this continued shift of job mix has a positive impact on aggregate revenue.

    Guidance for 2006

    VITAS is estimated to generate full-year revenue growth of 13.0% to 15.5%, increased admissions of 5.0% to 6.0% and adjusted EBITDA margins of 12.5% to 13.0%. This guidance assumes a Medicare price increase that will blend to 3.5% in the fourth quarter of 2006 and includes an estimated full-year Medicare contractual billing limitation between $4.0 million and $6.1 million.
    Roto-Rooter is estimated to generate a 6.0% to 7.0% increase in revenue in 2006, job count growth between 0.5% and 1.0% and adjusted EBITDA margins averaging between 16.5% and 17.0%.
    Based upon these factors, an effective tax rate of 39% and average diluted share count of 26.7 million in the second half of 2006, our expectation is that full-year 2006 earnings per diluted share from continuing operations, excluding any charges or credits not indicative of ongoing operations and excluding $.03 expense for stock options required under SFAS 123R, will be in the range of $2.13 to $2.25.

    Conference Call

    Chemed will host a conference call and webcast at 11 a.m., ET, on Wednesday, July 26, 2006, to discuss the Company's quarterly results and provide an update on its business. The dial-in number for the conference call is (866) 543-6411 for U.S. and Canadian participants and (617) 213-8900 for international participants. The participant pass code is 58893678. A live webcast of the call can be accessed on Chemed's website at www.chemed.com by clicking on Investor Relations Home.
    A taped replay of the conference call will be available beginning approximately two hours after the call's conclusion. It can be accessed by dialing (888) 286-8010 for U.S. and Canadian callers and
(617) 801-6888 for international callers and will be available for one week following the live call. The replay pass code is 78981828. An archived webcast will also be available at www.chemed.com and will remain available for 14 days following the live call.
    Chemed Corporation operates in the healthcare field through its VITAS Healthcare Corporation subsidiary. VITAS provides daily hospice services to over 11,000 patients with severe, life-limiting illnesses. This type of care is focused on making the terminally ill patient's final days as comfortable and pain-free as possible.
    Chemed operates in the residential and commercial plumbing and drain cleaning industry under the brand name Roto-Rooter. Roto-Rooter provides plumbing and drain service through company-owned branches, independent contractors and franchisees in the United States and Canada. Roto-Rooter also has licensed master franchisees in Indonesia, Singapore, Japan, Mexico and the Philippines.
    This press release contains information about Chemed's EBITDA and Adjusted EBITDA, which are not measures derived in accordance with generally accepted accounting principles and which exclude components that are important to understanding Chemed's financial performance. Chemed provides EBITDA and Adjusted EBITDA to help investors and others evaluate its operating results, compare its operating performance with that of similar companies that have different capital structures and evaluate its ability to meet its future debt service, capital expenditures and working capital requirements. Chemed's EBITDA and Adjusted EBITDA should not be considered in isolation or as a substitute for comparable measures calculated and presented in accordance with GAAP. A reconciliation of Chemed's net income to its Adjusted EBITDA is presented in the tables following the text of this press release.

    Forward-Looking Statements

    Certain statements contained in this press release and the accompanying tables are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. The words "believe," "expect," "hope," "anticipate," "plan" and similar expressions identify forward-looking statements, which speak only as of the date the statement was made. Chemed does not undertake and specifically disclaims any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These statements are based on current expectations and assumptions and involve various risks and uncertainties, which could cause Chemed's actual results to differ from those expressed in such forward-looking statements. These risks and uncertainties arise from, among other things, possible changes in regulations governing the hospice care or plumbing and drain cleaning industries; periodic changes in reimbursement levels and procedures under Medicare and Medicaid programs; difficulties predicting patient length of stay and estimating potential Medicare reimbursement obligations; challenges inherent in Chemed's growth strategy; the current shortage of qualified nurses, other healthcare professionals and licensed plumbing and drain cleaning technicians; Chemed's dependence on patient referral sources; and other factors detailed under the caption "Description of Business by Segment" or "Risk Factors" in Chemed's most recent report on form 10-Q or 10-K and its other filings with the Securities and Exchange Commission. You are cautioned not to place undue reliance on such forward-looking statements and there are no assurances that the matters contained in such statements will be achieved.


              CHEMED CORPORATION AND SUBSIDIARY COMPANIES
                   CONSOLIDATED STATEMENT OF INCOME
           (in thousands, except per share data)(unaudited)


                                Three Months Ended  Six Months Ended
                                     June 30,            June 30,
                               ------------------- -------------------
                                 2006    2005 (cc)   2006    2005 (cc)
                               --------- --------- --------- ---------
Continuing Operations
  Service revenues and sales   $249,783  $226,309  $496,021  $444,946
                               --------- --------- --------- ---------
  Cost of services provided and
   goods sold (aa)              180,925   161,120   358,822   314,072
  Selling, general and
   administrative expenses (aa)  38,644    37,968    77,119    75,887
  Depreciation                    4,117     3,928     8,265     7,848
  Amortization                    1,417     1,231     2,813     2,423
                               --------- --------- --------- ---------
     Total costs and expenses   225,103   204,247   447,019   400,230
                               --------- --------- --------- ---------
     Income from operations      24,680    22,062    49,002    44,716
  Interest expense               (4,300)   (5,039)   (9,645)  (10,874)
  Loss on extinguishment of
   debt                               -         -      (430)   (3,971)
  Other income--net                 524       600     2,019     1,327
                               --------- --------- --------- ---------
     Income before income taxes  20,904    17,623    40,946    31,198
  Income taxes                   (8,062)   (6,512)  (15,889)  (12,182)
                               --------- --------- --------- ---------
     Income from continuing
      operations                 12,842    11,111    25,057    19,016
Discontinued Operations (bb)          -    (2,226)        -    (2,015)
                               --------- --------- --------- ---------
Net Income                     $ 12,842  $  8,885  $ 25,057  $ 17,001
                               ========= ========= ========= =========


Earnings Per Share (aa)
  Income from continuing
   operations                  $   0.49  $   0.44  $   0.96  $   0.75
                               ========= ========= ========= =========
  Net income                   $   0.49  $   0.35  $   0.96  $   0.67
                               ========= ========= ========= =========
  Average number of shares
   outstanding                   26,201    25,489    26,123    25,319
                               ========= ========= ========= =========

Diluted Earnings Per Share
 (aa)
  Income from continuing
   operations                  $   0.48  $   0.42  $   0.93  $   0.73
                               ========= ========= ========= =========
  Net income                   $   0.48  $   0.34  $   0.93  $   0.65
                               ========= ========= ========= =========
  Average number of shares
   outstanding                   26,846    26,214    26,815    26,059
                               ========= ========= ========= =========

-------------------------------
(aa) Included in the results of operations are the following significant credits/(charges) which may not be indicative of ongoing operations (in thousands):

                                Three Months Ended  Six Months Ended
                                     June 30,            June 30,
                               ------------------- -------------------
                                 2006      2005      2006      2005
                               --------- --------- --------- ---------
    Cost of services provided
     and goods sold
       Favorable adjustment to
        casualty insurance
        accruals related to
        prior years'
        experience             $      -  $      -  $      -  $  1,663
    Selling, general and
     administrative expenses
       Legal costs associated
        with OIG
        investigation              (342)     (254)     (474)     (254)
       Long-term incentive
        compensation                  -    (1,837)        -    (2,946)
       Stock option expense         (18)        -       (18)     (215)
       Adjustments to
        transaction-related
        costs of the VITAS
        acquisition                   -       671         -       671
    Loss on extinguishment
     of debt                          -         -      (430)   (3,971)
                               --------- --------- --------- ---------
             Pretax impact on
              earnings             (360)   (1,420)     (922)   (5,052)
    Income tax
     benefit/(charge) on the
     above                          136       779       343     2,070
                               --------- --------- --------- ---------
             Aftertax impact
              on earnings      $   (224) $   (641) $   (579) $ (2,982)
                               ========= ========= ========= =========

(bb) Discontinued operations represents the results of operations and loss on disposal of Service America.

(cc)   Reclassified to conform to 2006 presentation.


              CHEMED CORPORATION AND SUBSIDIARY COMPANIES
                      CONSOLIDATED BALANCE SHEET
           (in thousands, except per share data)(unaudited)


                                                         June 30,
                                                   -------------------
                                                     2006    2005 (cc)
                                                   --------- ---------
Assets
      Current assets
          Cash and cash equivalents                $  6,816  $ 17,870
          Accounts receivable less allowances        94,833    84,973
          Inventories                                 6,210     7,309
          Current deferred income taxes              21,871    20,687
          Prepaid income taxes                       12,709     8,360
          Current assets of discontinued
           operations                                     -     4,656
          Prepaid expenses and other current assets   9,255     9,499
                                                   --------- ---------
             Total current assets                   151,694   153,354
      Investments of deferred compensation plans
       held in trust                                 23,731    19,610
      Other investments                               1,445     1,445
      Note receivable                                12,500    12,500
      Properties and equipment, at cost less
       accumulated depreciation                      66,474    59,432
      Identifiable intangible assets less
       accumulated amortization                      73,150    74,896
      Goodwill                                      433,877   437,738
      Noncurrent assets of discontinued
       operations                                         -       681
      Other assets                                   20,692    22,571
                                                   --------- ---------
                  Total Assets                     $783,563  $782,227
                                                   ========= =========

Liabilities
      Current liabilities
          Accounts payable                         $ 48,591  $ 39,899
          Current portion of long-term debt             207     1,176
          Income taxes                                4,172     6,922
          Accrued insurance                          40,049    27,392
          Accrued compensation                       28,071    31,100
          Current liabilities of discontinued
           operations                                     -     7,605
          Other current liabilities                  30,914    29,184
                                                   --------- ---------
             Total current liabilities              152,004   143,278
      Deferred income taxes                          22,829    17,630
      Long-term debt                                169,397   234,541
      Deferred compensation liabilities              23,503    19,555
      Noncurrent liabilities of discontinued
       operations                                         -       779
      Other liabilities                               3,441     7,456
                                                   --------- ---------
                  Total Liabilities                 371,174   423,239
                                                   --------- ---------

Stockholders' Equity
      Capital stock                                  28,812    27,897
      Paid-in capital                               249,460   218,876
      Retained earnings                             193,089   155,484
      Treasury stock, at cost                       (61,340)  (44,572)
      Unearned compensation                               -      (488)
      Deferred compensation payable in Company
       stock                                          2,422     2,333
      Notes receivable for shares sold                  (54)     (542)
                                                   --------- ---------
                  Total Stockholders' Equity        412,389   358,988
                                                   --------- ---------
                  Total Liabilities and
                   Stockholders' Equity            $783,563  $782,227
                                                   ========= =========

Book Value Per Share                               $  15.71  $  13.99
                                                   ========= =========

----------------------------------------------------
(cc)   Reclassified to conform to 2006 presentation.


              CHEMED CORPORATION AND SUBSIDIARY COMPANIES
                 CONSOLIDATED STATEMENT OF CASH FLOWS
                      (in thousands) (unaudited)
                                                    Six Months Ended
                                                        June 30,
                                                  --------------------
                                                    2006       2005
                                                  --------- ----------
Cash Flows from Operating Activities
  Net income                                      $ 25,057  $  17,001
  Adjustments to reconcile net income to net
   cash provided by operating activities:
       Depreciation and amortization                11,078     10,271
       Provision for uncollectible accounts
        receivable                                   4,005      3,343
       Provision for deferred income taxes           4,001     (2,206)
       Amortization of debt issuance costs             882        962
       Write off unamortized debt issuance costs       430      2,871
       Noncash long-term incentive compensation          -      2,574
       Discontinued operations                           -      2,015
       Changes in operating assets and
        liabilities, excluding amounts acquired
        in business combinations
            Increase in accounts receivable         (3,828)   (23,653)
            Decrease/(increase) in inventories         289       (290)
            Decrease in prepaid expenses and
             other current assets                      513        343
            Decrease in accounts payable and
             other current liabilities             (15,949)    (2,673)
            Increase in income taxes                 2,189      7,859
            Decrease in other assets                (2,892)    (1,328)
            Increase in other liabilities            1,972        390
       Excess tax benefit on share-based
        compensation                                (4,941)         -
       Noncash expense of internally financed
        ESOPs                                            -        572
       Other sources                                   679        676
                                                  --------- ----------
          Net cash provided by continuing
           operations                               23,485     18,727
          Net cash used by discontinued
           operations                                    -     (1,559)
                                                  --------- ----------
          Net cash provided by operating
           activities                               23,485     17,168
                                                  --------- ----------
Cash Flows from Investing Activities
  Capital expenditures                              (9,474)   (11,455)
  Net uses from the sale of discontinued
   operations                                       (2,990)    (5,478)
  Business combinations, net of cash acquired         (814)    (5,495)
  Proceeds from sales of property and equipment        161         96
  Other uses                                          (358)      (107)
                                                  --------- ----------
          Net cash used by investing activities    (13,475)   (22,439)
                                                  --------- ----------
Cash Flows from Financing Activities
  Repayment of long-term debt                      (84,499)  (140,978)
  Net increase in revolving line of credit          19,000          -
  Excess tax benefit on share-based compensation     4,941          -
  Issuance of capital stock, net of costs            3,849      8,766
  Purchases of treasury stock                       (3,992)    (3,574)
  Dividends paid                                    (3,156)    (3,060)
  Increase in cash overdrafts payable                3,397      7,347
  Debt issuance costs                                 (154)    (1,755)
  Proceeds from long-term debt                           -     85,000
  Other sources/(uses)                                 287        (53)
                                                  --------- ----------
          Net cash used by financing activities    (60,327)   (48,307)
                                                  --------- ----------
Decrease in Cash and Cash Equivalents              (50,317)   (53,578)
Cash and cash equivalents at beginning of year      57,133     71,448
                                                  --------- ----------
Cash and cash equivalents at end of period        $  6,816  $  17,870
                                                  ========= ==========


              CHEMED CORPORATION AND SUBSIDIARY COMPANIES
                   CONSOLIDATING STATEMENT OF INCOME
          FOR THE THREE MONTHS ENDED JUNE 30, 2006 AND 2005
                       (in thousands)(unaudited)


                                      Roto-                 Chemed
                             VITAS    Rooter  Corporate  Consolidated
                           --------- -------- ---------- -------------
2006
---------------------------
Service revenues and sales $ 172,242 $ 77,541 $        - $     249,783
                           --------- -------- ---------- -------------
Cost of services provided
 and goods sold              138,519   42,406          -       180,925
Selling, general and
 administrative expenses (a)  13,725   22,232      2,687        38,644
Depreciation                   2,122    1,914         81         4,117
Amortization                   1,084       20        313         1,417
                           --------- -------- ---------- -------------
   Total costs and expenses  155,450   66,572      3,081       225,103
                           --------- -------- ---------- -------------
   Income/(loss) from
    operations                16,792   10,969    (3,081)        24,680
Interest expense                (38)    (109)    (4,153)       (4,300)
Intercompany interest
 income/(expense)              1,395      949    (2,344)             -
Other income--net                 45     (89)        568           524
                           --------- -------- ---------- -------------
   Income/(loss) before
    income taxes              18,194   11,720    (9,010)        20,904
Income taxes (a)             (6,795)  (4,717)      3,450       (8,062)
                           --------- -------- ---------- -------------
   Net income/(loss)       $  11,399 $  7,003 $  (5,560) $      12,842
                           ========= ======== ========== =============

2005
---------------------------
Service revenues and sales $ 153,748 $ 72,561 $        - $     226,309
                           --------- -------- ---------- -------------
Cost of services provided
 and goods sold              120,854   40,266          -       161,120
Selling, general and
 administrative expenses (b)  13,446   21,024      3,498        37,968
Depreciation                   1,770    2,086         72         3,928
Amortization                     984       23        224         1,231
                           --------- -------- ---------- -------------
   Total costs and expenses  137,054   63,399      3,794       204,247
                           --------- -------- ---------- -------------
   Income/(loss) from
    operations                16,694    9,162    (3,794)        22,062
Interest expense                (33)     (97)    (4,909)       (5,039)
Intercompany interest
 income/(expense)                681      516    (1,197)             -
Other income--net                 14      146        440           600
                           --------- -------- ---------- -------------
   Income/(loss) before
    income taxes              17,356    9,727    (9,460)        17,623
Income taxes (b)             (6,753)  (3,852)      4,093       (6,512)
                           --------- -------- ---------- -------------
Income/(loss) from
 continuing operations        10,603    5,875    (5,367)        11,111
Discontinued operations            -        -    (2,226)       (2,226)
                           --------- -------- ---------- -------------
   Net income/(loss)       $  10,603 $  5,875 $  (7,593) $       8,885
                           ========= ======== ========== =============

The "Footnotes to Financial Statements" are integral parts of this financial information.


              CHEMED CORPORATION AND SUBSIDIARY COMPANIES
                   CONSOLIDATING STATEMENT OF INCOME
            FOR THE SIX MONTHS ENDED JUNE 30, 2006 AND 2005
                       (in thousands)(unaudited)


                                      Roto-                 Chemed
                             VITAS    Rooter  Corporate  Consolidated
                           --------- -------- ---------- -------------
2006
---------------------------
Service revenues and sales $ 340,616 $155,405 $        - $     496,021
                           --------- -------- ---------- -------------
Cost of services provided
 and goods sold              273,977   84,845          -       358,822
Selling, general and
 administrative expenses (a)  26,961   44,774      5,384        77,119
Depreciation                   4,195    3,883        187         8,265
Amortization                   2,168       40        605         2,813
                           --------- -------- ---------- -------------
   Total costs and expenses  307,301  133,542      6,176       447,019
                           --------- -------- ---------- -------------
   Income/(loss) from
    operations                33,315   21,863    (6,176)        49,002
Interest expense                (69)    (282)    (9,294)       (9,645)
Intercompany interest
 income/(expense)              2,349    1,801    (4,150)             -
Loss on extinguishment of
 debt (a)                          -        -      (430)         (430)
Other income--net                 57      273      1,689         2,019
                           --------- -------- ---------- -------------
   Income/(loss) before
    income taxes              35,652   23,655   (18,361)        40,946
Income taxes (a)            (13,396)  (9,451)      6,958      (15,889)
                           --------- -------- ---------- -------------
   Net income/(loss)       $  22,256 $ 14,204 $ (11,403) $      25,057
                           ========= ======== ========== =============

2005
---------------------------
Service revenues and sales $ 299,738 $145,208 $        - $     444,946
                           --------- -------- ---------- -------------
Cost of services provided
 and goods sold (b)          236,074   77,998          -       314,072
Selling, general and
 administrative expenses (b)  26,475   42,154      7,258        75,887
Depreciation                   3,555    4,148        145         7,848
Amortization                   1,979       49        395         2,423
                           --------- -------- ---------- -------------
   Total costs and expenses  268,083  124,349      7,798       400,230
                           --------- -------- ---------- -------------
   Income/(loss) from
    operations                31,655   20,859    (7,798)        44,716
Interest expense                (71)    (279)   (10,524)      (10,874)
Intercompany interest
 income/(expense)              1,190      940    (2,130)             -
Loss on extinguishment of
 debt (b)                          -        -    (3,971)       (3,971)
Other income--net                122      442        763         1,327
                           --------- -------- ---------- -------------
   Income/(loss) before
    income taxes              32,896   21,962   (23,660)        31,198
Income taxes (b)            (12,683)  (8,777)      9,278      (12,182)
                           --------- -------- ---------- -------------
Income/(loss) from
 continuing operations        20,213   13,185   (14,382)        19,016
Discontinued operations            -        -    (2,015)       (2,015)
                           --------- -------- ---------- -------------
   Net income/(loss)       $  20,213 $ 13,185 $ (16,397) $      17,001
                           ========= ======== ========== =============

The "Footnotes to Financial Statements" are integral parts of this financial information.


              CHEMED CORPORATION AND SUBSIDIARY COMPANIES
                    CONSOLIDATING SUMMARY OF EBITDA
           FOR THE THREE MONTHS ENDED JUNE 30, 2006 AND 2005
                      (in thousands)(unaudited)


                                      Roto-                 Chemed
                             VITAS    Rooter  Corporate  Consolidated
                           --------- -------- ---------- -------------
2006
---------------------------
Net income/(loss)          $ 11,399  $ 7,003  $  (5,560) $     12,842
Add/(deduct):
       Interest expense          38      109      4,153         4,300
       Income taxes           6,795    4,717     (3,450)        8,062
       Depreciation           2,122    1,914         81         4,117
       Amortization           1,084       20        313         1,417
                           --------- -------- ---------- -------------
          EBITDA             21,438   13,763     (4,463)       30,738
Add/(deduct):
       Legal expenses of
        OIG investigation       342        -          -           342
       Stock option expense       -        -         18            18
       Advertising cost
        adjustment (c)            -      (87)         -           (87)
       Interest income          (35)     (17)      (527)         (579)
       Intercompany
        interest
        income/(expense)     (1,395)    (949)     2,344             -
                           --------- -------- ---------- -------------
          Adjusted EBITDA  $ 20,350  $12,710  $  (2,628) $     30,432
                           ========= ======== ========== =============

2005
---------------------------
Net income/(loss)          $ 10,603  $ 5,875  $  (7,593) $      8,885
Add/(deduct):
       Discontinued
        operations                -        -      2,226         2,226
       Interest expense          33       97      4,909         5,039
       Income taxes           6,753    3,852     (4,093)        6,512
       Depreciation           1,770    2,086         72         3,928
       Amortization             984       23        224         1,231
                           --------- -------- ---------- -------------
          EBITDA             20,143   11,933     (4,255)       27,821
Add/(deduct):
       Long-term incentive
        compensation              -        -      1,837         1,837
       Legal expenses of
        OIG Investigation       254        -          -           254
       VITAS transaction
        expense adjustment        -        -       (671)         (671)
       Advertising cost
        adjustment (c)            -      (76)         -           (76)
       Interest income          (33)     (47)      (182)         (262)
       Intercompany
        interest
        income/(expense)       (681)    (516)     1,197             -
                           --------- -------- ---------- -------------
          Adjusted EBITDA  $ 19,683  $11,294  $  (2,074) $     28,903
                           ========= ======== ========== =============

The "Footnotes to Financial Statements" are integral parts of this financial information.


             CHEMED CORPORATION AND SUBSIDIARY COMPANIES
                   CONSOLIDATING SUMMARY OF EBITDA
           FOR THE SIX MONTHS ENDED JUNE 30, 2006 AND 2005
                      (in thousands)(unaudited)


                                      Roto-                 Chemed
                             VITAS    Rooter  Corporate  Consolidated
                           --------- -------- ---------- -------------
2006
---------------------------
Net income/(loss)          $ 22,256  $14,204  $ (11,403) $     25,057
Add/(deduct):
       Interest expense          69      282      9,294         9,645
       Income taxes          13,396    9,451     (6,958)       15,889
       Depreciation           4,195    3,883        187         8,265
       Amortization           2,168       40        605         2,813
                           --------- -------- ---------- -------------
          EBITDA             42,084   27,860     (8,275)       61,669
Add/(deduct):
       Legal expenses of
        OIG investigation       474        -          -           474
       Stock option expense       -        -         18            18
       Advertising cost
        adjustment (c)            -     (581)         -          (581)
       Interest income          (76)     (40)    (1,435)       (1,551)
       Intercompany
        interest
        income/(expense)     (2,349)  (1,801)     4,150             -
       Loss on
        extinguishment of
        debt                      -        -        430           430
                           --------- -------- ---------- -------------
          Adjusted EBITDA  $ 40,133  $25,438  $  (5,112) $     60,459
                           ========= ======== ========== =============

2005
---------------------------
Net income/(loss)          $ 20,213  $13,185  $ (16,397) $     17,001
Add/(deduct):
       Discontinued
        operations                -        -      2,015         2,015
       Interest expense          71      279     10,524        10,874
       Income taxes          12,683    8,777     (9,278)       12,182
       Depreciation           3,555    4,148        145         7,848
       Amortization           1,979       49        395         2,423
                           --------- -------- ---------- -------------
          EBITDA             38,501   26,438    (12,596)       52,343
Add/(deduct):
       Long-term incentive
        compensation              -        -      2,946         2,946
       Stock option expense       -        -        215           215
       Prior-period
        insurance
        adjustment                -   (1,663)         -        (1,663)
       Legal expenses of
        OIG Investigation       254        -          -           254
       VITAS transaction
        expense adjustment                         (671)         (671)
       Advertising cost
        adjustment (c)            -     (629)         -          (629)
       Interest income         (159)     (88)      (665)         (912)
       Intercompany
        interest
        income/(expense)     (1,190)    (940)     2,130             -
       Loss on
        extinguishment of
        debt                      -        -      3,971         3,971
                           --------- -------- ---------- -------------
          Adjusted EBITDA  $ 37,406  $23,118  $  (4,670) $     55,854
                           ========= ======== ========== =============

The "Footnotes to Financial Statements" are integral parts of this financial information.


              CHEMED CORPORATION AND SUBSIDIARY COMPANIES
                 RECONCILIATION OF ADJUSTED NET INCOME
      FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2006 AND 2005
           (in thousands, except per share data)(unaudited)


                                  Three Months Ended Six Months Ended
                                       June 30,          June 30,
                                  ------------------ -----------------
                                    2006      2005     2006     2005
                                  --------- -------- -------- --------
Net income/(loss) as reported     $ 12,842  $ 8,885  $25,057  $17,001

Add/(deduct):
       Discontinued operations           -    2,226        -    2,015
       Aftertax prior period
        insurance adjustment             -        -        -   (1,014)
       Aftertax cost of long-term
        incentive compensation (d)       -    1,152        -    1,847
       Aftertax cost of legal
        expenses of OIG
        investigation                  212      160      294      160
       Aftertax stock option
        expense                         12        -       12      137
       Afertax VITAS transaction
        expense adjustment               -     (671)       -     (671)
       Aftertax cost of loss on
        extinguishment of debt           -        -      273    2,523
                                  --------- -------- -------- --------

Adjusted income from continuing
 operations                       $ 13,066  $11,752  $25,636  $21,998
                                  ========= ======== ======== ========


Earnings/(Loss) Per Share As
 Reported
       Net income/(loss)          $   0.49  $  0.35  $  0.96  $  0.67
                                  ========= ======== ======== ========
       Average number of shares
        outstanding                 26,201   25,489   26,123   25,319
                                  ========= ======== ======== ========
Diluted Earnings/(Loss) Per Share
 As Reported
       Net income/(loss)          $   0.48  $  0.34  $  0.93  $  0.65
                                  ========= ======== ======== ========
       Average number of shares
        outstanding                 26,846   26,214   26,815   26,059
                                  ========= ======== ======== ========


Adjusted Earnings Per Share
       Income from continuing
        operations                $   0.50  $  0.46  $  0.98  $  0.87
                                  ========= ======== ======== ========
       Average number of shares
        outstanding                 26,201   25,489   26,123   25,319
                                  ========= ======== ======== ========
Adjusted Diluted Earnings Per
 Share
       Income from continuing
        operations                $   0.49  $  0.45  $  0.96  $  0.84
                                  ========= ======== ======== ========
       Average number of shares
        outstanding                 26,846   26,214   26,815   26,059
                                  ========= ======== ======== ========

The "Footnotes to Financial Statements" are integral parts of this financial information.


              CHEMED CORPORATION AND SUBSIDIARY COMPANIES
                OPERATING STATISTICS FOR VITAS SEGMENT
      FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2006 AND 2005
                             (unaudited)

                            Three Months Ended     Six Months Ended
                                  June 30,              June 30,
                           ---------------------  -------------------
                             2006        2005       2006      2005
                           ---------   ---------  --------- ---------
OPERATING STATISTICS
 Net revenue ($000)
      Homecare             $123,162    $106,610   $238,620  $207,482
      Inpatient              21,782      21,131     44,889    41,979
      Continuous care        29,638      26,007     59,447    50,277
                           ---------   ---------  --------- ---------
         Total before
          Medicare cap
          allowance         174,582     153,748    342,956   299,738
      Medicare cap
       allowance             (2,340)          -     (2,340)        -
                           ---------   ---------  --------- ---------
         Total             $172,242    $153,748   $340,616  $299,738
                           =========   =========  ========= =========
 Net revenue as a percent
  of total
  before Medicare cap
  allowance
      Homecare                 70.5 %      69.4 %     69.6 %    69.2 %
      Inpatient                12.5        13.7       13.1      14.0
      Continuous care          17.0        16.9       17.3      16.8
                           ---------   ---------   -------- ---------
         Total before
          Medicare cap
          allowance           100.0       100.0      100.0     100.0
      Medicare cap
       allowance               (1.3)          -       (0.7)        -
                           ---------   ---------  --------- ---------
         Total                 98.7 %     100.0 %     99.3 %   100.0 %
                           =========   =========  ========= =========
 Average daily census
  ("ADC") (days)
      Homecare                6,469       5,750      6,292     5,589
      Nursing home            3,493       3,260      3,429     3,230
                           ---------   ---------  --------- ---------
         Routine homecare     9,962       9,010      9,721     8,819
      Inpatient                 406         406        419       405
      Continuous care           536         497        553       495
                           ---------   ---------  --------- ---------
         Total               10,904       9,913     10,693     9,719
                           =========   =========  ========= =========

 Total Admissions            13,069      12,646     26,965    25,594
 Total Discharges            12,603      12,153     26,015    24,741
 Average length of stay
  (days)                       68.0 (d)    66.8       70.3      66.4
 Median length of stay
  (days)                       13.0        12.0       13.0      12.0
 ADC by major diagnosis
      Neurological             33.1 %      32.0 %     33.1 %    31.4 %
      Cancer                   20.0        21.4       20.2      22.3
      Cardio                   15.0        15.2       14.9      14.8
      Respiratory               7.2         7.2        7.2       7.2
      Other                    24.7        24.2       24.6      24.3
                           ---------   ---------  --------- ---------
         Total                100.0 %     100.0 %    100.0 %   100.0 %
                           =========   =========  ========= =========
 Admissions by major
  diagnosis
      Neurological             19.6 %      18.7 %     20.1 %    19.2 %
      Cancer                   35.0        36.6       34.4      35.5
      Cardio                   13.2        13.8       13.6      14.0
      Respiratory               7.0         6.9        7.5       7.6
      Other                    25.2        24.0       24.4      23.7
                           ---------   ---------  --------- ---------
         Total                100.0 %     100.0 %    100.0 %   100.0 %
                           =========   =========  ========= =========
 Direct patient care
  margins (e)
      Routine homecare         49.6 %      49.4 %     48.6 %    49.6 %
      Inpatient                21.0        23.0       22.1      22.9
      Continuous care          20.3        19.5       19.3      18.5
 Homecare margin drivers
  (dollars per patient day)
      Labor costs          $  48.15    $  46.01   $  49.65  $  45.86
      Drug costs               8.42        7.94       7.94      7.72
      Home medical
       equipment               5.52        5.53       5.54      5.50
      Medical supplies         2.11        2.14       2.13      2.15
 Inpatient margin drivers
  (dollars per patient day)
      Labor costs          $ 257.69    $ 240.76   $ 252.04  $ 239.55
 Continuous care margin
  drivers
  (dollars per patient day)
      Labor costs          $ 463.62    $ 443.83   $ 458.96  $ 438.56
 Bad debt expense as a
  percent of revenues           0.9 %       0.9 %      0.9 %     0.9 %
   Accounts receivable --
   days of revenue
   outstanding                 40.1        43.8        N.A.      N.A.

 The "Footnotes to Financial Statements" are integral parts of this financial information.


              CHEMED CORPORATION AND SUBSIDIARY COMPANIES
                   FOOTNOTES TO FINANCIAL STATEMENTS
      FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2006 AND 2005
                              (unaudited)


(a) Included in the results of operations for the three and six months ended June 30, 2006 are the following significant credits/(charges) which may not be indicative of on going operations (in thousands):

                                  Three Months Ended June 30, 2006
                              ----------------------------------------
                                      Roto-
                              VITAS   Rooter  Corporate  Consolidated
                              ------ -------- ---------- -------------
    Selling, general and
     administrative expenses
       Costs associated with
        OIG investigation     $(342) $     -  $       -  $       (342)
       Stock option expense       -        -        (18)          (18)
                              ------ -------- ---------- -------------
           Pretax impact on
            earnings           (342)       -        (18)         (360)
    Income tax benefit on the
     above                      130        -          6           136
                              ------ -------- ---------- -------------
           Aftertax impact on
            earnings          $(212) $     -  $     (12) $       (224)
                              ====== ======== ========== =============

                                   Six Months Ended June 30, 2006
                              ----------------------------------------
                                      Roto-
                              VITAS   Rooter  Corporate  Consolidated
                              ------ -------- ---------- -------------
    Selling, general and
     administrative expenses
       Costs associated with
        OIG investigation     $(474) $     -  $       -  $       (474)
       Stock option expense       -        -        (18)          (18)
    Loss on extinguishment of
     debt                         -        -       (430)         (430)
                              ------ -------- ---------- -------------
           Pretax impact on
            earnings           (474)       -       (448)         (922)
    Income tax benefit on the
     above                      180        -        163           343
                              ------ -------- ---------- -------------
           Aftertax impact on
            earnings          $(294) $     -  $    (285) $       (579)
                              ====== ======== ========== =============

(b) Included in the results of operations for the three and six months ended June 30, 2005 are the following significant credits/(charges) which may not be indicative of on going operations (in thousands):

                                  Three Months Ended June 30, 2005
                              ----------------------------------------
                                      Roto-
                              VITAS   Rooter  Corporate  Consolidated
                              ------ -------- ---------- -------------
    Selling, general and
     administrative expenses
       Long-term incentive
        compensation          $   -  $     -  $  (1,837) $     (1,837)
       Costs associated with
        OIG investigation      (254)       -          -          (254)
       Adjustments to
        transaction-related
        costs of the VITAS
        acquisition               -        -        671           671
                              ------ -------- ---------- -------------
           Pretax impact on
            earnings           (254)       -     (1,166)       (1,420)
    Income tax benefit on the
     above                       94        -        685           779
                              ------ -------- ---------- -------------
           Aftertax impact on
            earnings          $(160) $     -  $    (481) $       (641)
                              ====== ======== ========== =============

                                   Six Months Ended June 30, 2005
                              ----------------------------------------
                                      Roto-
                              VITAS   Rooter  Corporate  Consolidated
                              ------ -------- ---------- -------------
    Cost of services
     provided and goods sold
       Favorable adjustment
        to casualty insurance
        accruals related
        to prior years'
        experience            $   -  $ 1,663  $       -  $      1,663
    Selling, general and
     administrative expenses
       Long-term incentive
        compensation              -        -     (2,946)       (2,946)
       Costs associated with
        OIG investigation      (254)       -          -          (254)
       Stock option expense       -        -       (215)         (215)
       Adjustments to
        transaction-related
        costs
        of the VITAS
        acquisition               -        -        671           671
    Loss on extinguishment of
     debt                         -        -     (3,971)       (3,971)
                              ------ -------- ---------- -------------
           Pretax impact on
            earnings           (254)   1,663     (6,461)       (5,052)
    Income tax benefit on the
     above                       94     (649)     2,625         2,070
                              ------ -------- ---------- -------------
           Aftertax impact on
            earnings          $(160) $ 1,014  $  (3,836) $     (2,982)
                              ====== ======== ========== =============



(c) Under Generally Accepted Accounting Principles ("GAAP"), the Roto-Rooter segment expenses all advertising, including the cost of telephone directories, immediately upon the initial release of the advertising. Telephone directories are generally in circulation 12 months. If a directory is in circulation for a time period greater or less than 12 months, the publisher adjusts the directory billing for the change in billing period. The timing of when a telephone directory is published can and does fluctuate significantly on a quarterly basis. This "direct expensing" results in significant fluctuations in quarterly advertising expense. In the second quarters of 2006 and 2005, GAAP advertising expense for Roto-Rooter totaled $4,914,000 and $4,491,000, respectively. If the expense of the telephone directories were spread over the periods they are in circulation, advertising expense for the second quarters of 2006 and 2005 would total $5,001,000 and $4,567,000, respectively. For the six months ended June 30, 2006 and 2005, GAAP advertising expense for Roto-Rooter totaled $9,338,000 and $8,323,000, respectively. If the expense of the telephone directories were spread over the periods they are in circulation, advertising expense for the first six months of 2006 and 2005 would total $9,919,000 and $8,952,000, respectively.

(d) VITAS has 5 large (greater than 450 ADC), 17 medium (greater than 200 but less than 450 ADC) and 20 small (less than 200 ADC) hospice programs.

(e) Amounts exclude medicare cap allowance and indirect patient care and administrative costs.

    CONTACT: Chemed Corporation
             David P. Williams, 513-762-6901